                                                                  EXECUTION COPY

                                                                   EXHIBIT 10.44


                           AMENDMENT NO. 3 AND CONSENT

                                       to

                   LEASE RECEIVABLES PURCHASE AGREEMENT [HPSC]

                            Dated as of June 27, 1997

     THIS AMENDMENT NO. 3 AND CONSENT (this "Amendment") dated as of December __, 2000, is entered into among HPSC CAPITAL FUNDING, INC., a Delaware corporation ("Finco"), as Seller (the "Seller"), EAGLEFUNDING CAPITAL CORPORATION, a Delaware corporation ("EFCC"), as Purchaser (the "Purchaser"), HPSC, INC., a Delaware corporation ("HPSC"), as Servicer (the "Servicer") and as Custodian (the "Custodian"), ROBERTSON STEPHENS INC. (formerly known as BancBoston Securities Inc.) as the current "Deal Agent" (the "Old Deal Agent") and FLEET SECURITIES, INC. as the new "Deal Agent" (the "New Deal Agent"). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the "Receivables Purchase Agreement" referred to below.

     PRELIMINARY STATEMENTS. Each of the Seller, the Servicer, the Custodian, the Purchaser and the Deal Agent are parties to that certain Lease Receivables Purchase Agreement dated as of June 27, 1997, as amended pursuant to Amendment No. 1 dated as of January 30, 1998 and as further amended pursuant to Amendment No.2 dated as of April 30, 1998 (the "Receivables Purchase Agreement").

     In connection with a proposed securitization transaction (the "Transaction") to be entered into among HPSC, HPSC Equipment Receivables 2000-1 LLC I, a Delaware limited liability company and a wholly owned subsidiary of HPSC ("LLCI") and HPSC Equipment Receivables 2000-1 LLC II, a Delaware limited liability company and a wholly owned subsidiary of HPSC ("LLCII"), it is contemplated that (i) EFCC will transfer certain Purchased Leases and related property to Finco pursuant to the terms of the Conduit Assignment Agreement dated as of December __, 2000 among HPSC, Finco and EFCC, a copy of which is attached hereto as EXHIBIT A (the "Conduit Assignment Agreement"), (ii) Finco will transfer certain Purchased Leases and related property to LLCI pursuant to the terms of the Receivables Transfer Agreement dated as of December __, 2000, by and among LLCI and LLCII as Issuers, HPSC as Servicer, HPSC and American Commercial Finance Corporation as Originators and Transferors, and HPSC Bravo Funding Corp. and HPSC Capital Funding, Inc., as Transferors, a copy of which is attached hereto as EXHIBIT B (the "General Assignment Agreement"), and (iii) Finco will transfer certain other Purchased Leases and related property to LLCII pursuant to the terms of the General Assignment Agreement (the Conduit Assignment Agreement and the General Assignment Agreement are sometimes referred to herein, collectively, as the "Assignment Agreements").

     In addition, the Old Deal Agent wishes to assign and delegate to the New Deal Agent, and the New Deal Agent wishes to acquire and accept from the Old Deal Agent, all of the right, title and interest, and the liabilities, obligations and duties, of the "Deal Agent" in, to and under the Receivables Purchase Agreement.

     The Seller, the Servicer and the Custodian have agreed with the New Deal Agent, the Old Deal Agent and the Purchaser to make amendments to the Receivables Purchase Agreement in order to give effect to the Transaction and the other actions and modifications described in the foregoing paragraphs. Each of the parties hereto has consented to such proposed amendments, as hereinafter set forth.

     SECTION 1. AMENDMENT AND CONSENT

     (a) The parties hereto consent to the entry of each of EFCC and Finco into each of the Assignment Agreements to which it is a party, the participation of each of EFCC and Finco in the Transactions and the performance by each of EFCC and Finco of each of its respective obligations under each of the relevant Assignment Agreements to which it is a party. In addition, the Receivables Purchase Agreement is hereby amended to permit each of EFCC and Finco to enter into each of the Assignment Agreements to which it is a party and to require (i) EFCC to assign and release its interests in certain Purchased Leases and related property identified in the Conduit Assignment Agreement in favor of Finco pursuant to the terms thereof, upon the receipt by EFCC and the "Release Amount" thereunder, (ii) Finco to assign and release its interests in certain Purchased Leases and related property identified in the General Assignment Agreement in favor of LLCI pursuant to the terms thereof, upon the receipt by Finco of the purchase price payable by LLCI to Finco thereunder, and (iii) Finco to assign and release its interests in certain Purchased Leases and related property identified in the General Assignment Agreement in favor of LLCII pursuant to the terms thereof, upon the receipt by Finco of the purchase price payable by LLCII to Finco thereunder.

     (b) The Receivables Purchase Agreement is hereby amended to replace Robertson Stephens, Inc. (formerly known as BancBoston Securities Inc.) as the "Deal Agent" with Fleet Securities, Inc., and Fleet Securities, Inc. shall succeed to and become vested with all the rights, powers, privileges and duties of the Deal Agent thereunder, and Robertson Stephens Inc. shall be discharged from its duties and obligations as Deal Agent thereunder. Each of the parties hereto waives any requirement of advance notice of such replacement. Upon the effectiveness of this Amendment, the provisions of ARTICLE IX of the Receivables Purchase Agreement shall continue in effect for the benefit of the Old Deal Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Deal Agent.

     (c) Each reference in the Receivables Purchase Agreement to "DCR," or "DUFF & PHELPS CREDIT RATING CO." shall be deemed to be a reference to Fitch, Inc. ("Fitch"), and any rating category of Duff & Phelps Credit Rating Co. referenced therein shall be deemed to be a reference to the corresponding rating category of Fitch.

     SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date hereof upon receipt by the New Deal Agent or its counsel of (i) counterpart signature pages of this Amendment, executed by each of the parties hereto, (ii) counterpart signature pages of each of the Assignment Agreements, executed by each of the parties thereto, (iii) each of the deliveries required to be made under each such Assignment Agreement on the "Closing Date" thereof, and (iv) written conformation from each of Moody's, Fitch and S&P of the rating of the commercial paper notes of EFCC, after giving effect to the Transaction and the amendments contemplated hereby.

     SECTION 3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SELLER, THE SERVICER AND THE CUSTODIAN.

     (a) Upon the effectiveness of this Amendment, each of the Seller, the Servicer and the Custodian hereby (i) reaffirms all covenants, representations and warranties made by it in the Receivables Purchase Agreement to the extent the same are not amended hereby, (ii) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment, and (iii) represents and warrants that no Event of Termination, Unmatured Event of Termination, Wind-Down Event, Unmatured Wind-Down Event, Servicing Termination Event or event which with the giving of notice or the passage of time or both would constitute a Surviving Termination Event, is in effect or is continuing, or will be in effect or be continuing either before or after giving effect to the transactions anticipated hereby and by the Assignment Agreements.

     (b) Each of the Seller, the Servicer and the Custodian hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against such Person in accordance with its terms.

     SECTION 4. REFERENCE TO AND EFFECT ON THE FACILITY DOCUMENTS.

     (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to "this EFCC Purchase Agreement", "this agreement", "hereunder", "hereof," "herein" or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended hereby, and
(ii) each reference to the Receivables Purchase Agreement in any other Facility Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

     (b) Except as specifically amended above, the terms and conditions of the Receivables Purchase Agreement, of all other Facility Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Deal Agent or the Purchaser under the Receivables Purchase Agreement or any other Facility Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

     SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     SECTION 6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     SECTION 8. FEES AND EXPENSES. The Seller hereby confirms its agreement to pay, or cause to be paid, on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, each of the Assignment Agreements and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith or therewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the New Deal Agent with respect thereto.

            [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        HPSC CAPITAL FUNDING, INC.


                                        By:
                                           -------------------------------------
                                           Title:

                                        Sixty State Street
                                        35th Floor
                                        Boston, MA 02109-1803
                                        Attn: President
                                        Facsimile No.: (617) 720-7299

                                        HPSC, INC., as Servicer and as Custodian


                                        By:
                                           -------------------------------------
                                           Title:


                                        By:
                                           -------------------------------------
                                           Title:

                                        Sixty State Street
                                        35th Floor
                                        Boston, MA 02109-1803
                                        Attn: Vice President, Finance
                                        Facsimile No.: (617) 720-7272

                                        ROBERTSON STEPHENS, INC., as Old Deal
                                        Agent


                                        By: Fleet Securities, Inc., as its
                                            attorney-in-fact

                                            By /s/ John T. Hackett III
                                              ----------------------------------
                                              Title: JOHN T. HACKETT III
                                                          DIRECTOR

                                        c/o Fleet Securities, Inc.
                                        l00 Federal Street
                                        Boston, Massachusetts 02110
                                        Attention: John T. Hackett, III
                                        Facsimile No.: (617) 434-1533

                                       FLEET SECURITIES, INC., as New Deal Agent


                                       By: /s/ John T. Hackett III
                                           -------------------------------------
                                           Title: JOHN T. HACKETT III
                                                       DIRECTOR

                                       100 Federal Street
                                       Boston, Massachusetts 02110
                                       Attention: John T. Hackett, III
                                       Facsimile No.: (617) 434-1533


                                       EAGLEFUNDING CAPITAL CORPORATION


                                       By: Fleet Securities, Inc., as its
                                           attorney-in-fact

                                           By /s/     [illegible signature]
                                             -----------------------------------
                                             Title:

                                       c/o Fleet Securities, Inc.
                                       100 Federal Street
                                       Boston, Massachusetts 02110
                                       Attention: John T. Hackett, III
                                       Facsimile No.: (617) 434-1533

                                       Lord Securities Corporation
                                       2 Wall Street, 19th Floor
                                       New York, New York 10005
                                       Attention: Dwight Jenkins
                                       Facsimile No.: (212) 346-9012